UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 15, 2022

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
33-92990, 333-254314

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition.

The information set forth below under “Item 7.01 Regulation FD Disclosure” is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

The TIAA Real Estate Account (the “Account” or the “Registrant”) prepares materials (the “Analysis”) for its investors so that such investors may compare the adjusted performance results of the Account to that of a broad-based, widely-used real estate index, the NCREIF Fund Index – Open End Diversified Core Equity (“NFI-ODCE”). In order to more appropriately compare the performance of the Account with its peers in the NFI-ODCE, certain aspects of the Account's historical performance have been adjusted to arrive at the Account's "Adjusted Total Return."
These adjusted performance figures are designed for the use of Account investors for comparison purposes only, and do not reflect the true returns experienced by holders of interests in the Account. In the future, the Account periodically intends to prepare similar comparison materials for its investors to reflect the most recent period for which data is available.
The most recently prepared Analysis, relating to the performance of the Account for the quarter ended December 31, 2021 is furnished as Exhibit 99.1 to this report. The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

99.1 --	Quarterly Performance Analysis for the period ended December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

By:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

DATE: March 15, 2022	By:	/s/ Stacy Eisenhauer

Stacy Eisenhauer
Vice President, External Reporting